UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 29, 2008

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 29, 2008, the Compensation Committee of the Board of Directors of Huntington Bancshares Incorporated established the qualifying corporate performance criteria and potential awards for the named executive officers with respect to fiscal year 2008 under Huntington's Management Incentive Plan ("MIP"). For fiscal year 2008, the selected qualifying performance criteria for awards under the MIP are earnings per share and efficiency ratio, weighted 75% and 25%, respectively. The award for Thomas E. Hoaglin, Chief Executive Officer, will be based 100% on the qualifying corporate performance criteria. The awards for Donald R. Kimble, James W. Nelson, and Daniel B. Benhase will be weighted as follows: 75% for the qualifying corporate performance criteria, 20% for personal performance, and 5% for a discretionary component. The Compensation Committee sets award opportunities for executive officers as percentages of base salary. Threshold, target and maximum awards for Mr. Hoaglin and the other named executive officers, expressed as a percentage of base salary, are set forth in the table below.

-------------------------------------------------------------------------------Threshold------Target-------Maximum
Thomas E. Hoaglin --------------------------------------------------------- 50% --------- 100% ---------- 200%
Donald R. Kimble, James W. Nelson and Daniel B. Benhase -------- 22.1 ----------- 50 ------------ 100

The Compensation Committee has also established a long-term incentive award cycle beginning on January 1, 2008 and ending on December 31, 2010 (the "2008 - 2010 Cycle") under the Corporation's 2007 Stock and Long-Term Incentive Plan ("2007 Plan"). The selected qualifying performance criteria for awards under the 2008 - 2010 Cycle of the 2007 Plan are based 50% on earnings per share growth, 25% on revenue growth, and 25% efficiency ratio, with annual performance averaged for the cycle. The entire award is subject to adjustment by the Compensation Committee, up to 20% upward or 10% downward, based on credit quality goals which will be measured based on net charge-off ratio the net charge-off ratio percent of loans in 2010. Award opportunities for the named executive officers, expressed as a percentage of base salary, are set forth in the table below.

-------------------------------------------------------------------------------Threshold--------Target-------------Superior----------Maximum
Thomas E. Hoaglin ----------------------------------------------------------- 7.8% ------------ 31.25% --------- 62.5% ------------ 125%
Donald R. Kimble, James W. Nelson and Daniel B. Benhase --------- 6.25 -------------- 25 ---------------- 50 ---------------- 100

As noted, these awards have the potential to be increased by 20% for the credit quality adjustment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

March 6, 2008	By:	/s/ Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary